SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

This second amendment to the Third Amended and Restated Fee Waiver and Expense Reimbursement Agreement is made as of this 17th day of August, 2017 by and between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008 (the “Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Advisory Agreement, waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties entered into an Amended and Restated Fee Waiver and Expense Reimbursement Agreement dated as of May 18, 2011 (the “Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties entered into a Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of April 1, 2014 (the “Second Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties have entered into a Third Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of May 12, 2016 (the “Third Amended and Restated Agreement”) in order to update the names of certain agreements referenced in the recitals for the Third Amended and Restated Agreement; and

WHEREAS, the parties hereto wish to amend Appendix A of the Third Amended and Restated Agreement in order to add to the Third Amended and Restated Agreement the AQR Alternative Risk Premia Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Trust and AQR agree as follows:

1. AMENDMENT OF APPENDIX A. Appendix A of the Third Amended and Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2. Except as modified hereby, the Third Amended and Restated Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Nicole DonVito	By:	/s/ Brendan Kalb
Name: Title:	Nicole DonVito Chief Legal Officer & Vice President	Name: Title:	Brendan Kalb Managing Director and General Counsel

APPENDIX A

(Amended as of August 17, 2017)

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.15%	January 29, 2015 – January 28, 2017
		1.05%	January 29, 2017 – January 28, 2018
	I	0.90%	January 29, 2014 – January 28, 2017
		0.80%	January 29, 2017 – January 28, 2018
	R6	0.70%	January 8, 2014 – January 28, 2018

AQR International Equity Fund	N	1.20%	January 29, 2015 – January 28, 2017
		1.15%	January 29, 2017 – January 28, 2018
	I	0.95%	January 29, 2014 – January 28, 2017
		0.90%	January 29, 2017 – January 28, 2018
	R6	0.85%	January 29, 2016 – January 28, 2017
		0.80%	January 29, 2017 – January 28, 2018

AQR Diversified Arbitrage Fund	N	1.45%	May 1, 2015 – April 30, 2018
	I	1.20%	March 31, 2011 – April 30, 2018
	R6	1.10%	September 2, 2014 – April 30, 2018

AQR Large Cap Momentum Style Fund	I	0.40%	April 1, 2015 – January 28, 2018
	N	0.65%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018

AQR Small Cap Momentum Style Fund	I	0.60%	April 1, 2015 – January 28, 2018
	N	0.85%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018

AQR International Momentum Style Fund	I	0.55%	April 1, 2015 – January 28, 2018
	N	0.80%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018

AQR Emerging Momentum Style Fund	I	0.70%	April 1, 2015 – January 28, 2018
	N	0.95%	April 1, 2015 – January 28, 2018
	R6	0.60%	April 1, 2015 – January 28, 2018

AQR Managed Futures Strategy Fund	N	1.50%	March 31, 2011 – April 30, 2018
	I	1.25%	March 31, 2011 – April 30, 2018
	R6	1.15%	September 2, 2014 – April 30, 2018

AQR Risk Parity Fund	N	1.20%	June 10, 2010 – April 30, 2018
	I	0.95%	June 10, 2010 – April 30, 2018
	R6	0.85%	September 2, 2014 – April 30, 2018

AQR Multi-Strategy Alternative Fund	N	2.23%	July 18, 2011 – April 30, 2018
	I	1.98%	July 18, 2011 – April 30, 2018
	R6	1.88%	September 2, 2014 – April 30, 2018

AQR TM Large Cap Momentum Style Fund	I	0.40%	April 1, 2015 – January 28, 2018
	N	0.65%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018

AQR TM Small Cap Momentum Style Fund	I	0.60%	April 1, 2015 – January 28, 2018
	N	0.85%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018

AQR TM International Momentum Style Fund	I	0.55%	April 1, 2015 – January 28, 2018
	N	0.80%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018

AQR Large Cap Defensive Style Fund	N	0.65%	April 1, 2015 – January 28, 2018
	I	0.40%	April 1, 2015 – January 28, 2018
	R6	0.30%	April 1, 2015 – January 28, 2018

AQR International Defensive Style Fund	N	0.80%	April 1, 2015 – January 28, 2018
	I	0.55%	April 1, 2015 – January 28, 2018
	R6	0.45%	April 1, 2015 – January 28, 2018

AQR Emerging Defensive Style Fund	N	0.95%	April 1, 2015 – January 28, 2018
	I	0.70%	April 1, 2015 – January 28, 2018
	R6	0.60%	April 1, 2015 – January 28, 2018

AQR Risk-Balanced Commodities Strategy Fund	N	1.25%	May 1, 2014 – April 30, 2018
	I	1.00%	May 1, 2014 – April 30, 2018
	R6	0.90%	September 2, 2014 – April 30, 2018

AQR Risk Parity II MV Fund	N	1.20%	November 5, 2012 – April 30, 2018
	I	0.95%	November 5, 2012 – April 30, 2018
	R6	0.85%	September 2, 2014 – April 30, 2018

AQR Risk Parity II HV Fund	N	1.40%	November 5, 2012 – April 30, 2018
	I	1.15%	November 5, 2012 – April 30, 2018
	R6	1.05%	September 2, 2014 – April 30, 2018

AQR Large Cap Multi-Style Fund	N	0.70%	April 1, 2015 – January 28, 2018
	I	0.45%	April 1, 2015 – January 28, 2018
	R6	0.35%	April 1, 2015 – January 28, 2018

AQR Small Cap Multi-Style Fund	N	0.90%	April 1, 2015 – January 28, 2018
	I	0.65%	April 1, 2015 – January 28, 2018
	R6	0.55%	April 1, 2015 – January 28, 2018

AQR International Multi-Style Fund	N	0.85%	April 1, 2015 – January 28, 2018
	I	0.60%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018

AQR Emerging Multi-Style Fund	N	1.00%	April 1, 2015 – January 28, 2018
	I	0.75%	April 1, 2015 – January 28, 2018
	R6	0.65%	April 1, 2015 – January 28, 2018

AQR Long-Short Equity Fund	N	1.55%	July 17, 2013 – April 30, 2018
	I	1.30%	July 17, 2013 – April 30, 2018
	R6	1.20%	September 2, 2014 – April 30, 2018

AQR Managed Futures Strategy HV Fund	N	1.90%	July 17, 2013 – April 30, 2018
	I	1.65%	July 17, 2013 – April 30, 2018
	R6	1.55%	September 2, 2014 – April 30, 2018

AQR Style Premia Alternative Fund	N	1.75%	October 30, 2013 – April 30, 2018
	I	1.50%	October 30, 2013 – April 30, 2018
	R6	1.40%	September 2, 2014 – April 30, 2018

AQR Global Macro Fund	N	1.70%	April 8, 2014 – April 30, 2018
	I	1.45%	April 8, 2014 – April 30, 2018
	R6	1.35%	September 2, 2014 – April 30, 2018

AQR Equity Market Neutral Fund	N	1.55%	October 7, 2014 – April 30, 2018
	I	1.30%	October 7, 2014 – April 30, 2018
	R6	1.20%	October 7, 2014 – April 30, 2018

AQR Style Premia Alternative LV Fund	N	1.10%	September 17, 2014 – April 30, 2018
	I	0.85%	September 17, 2014 – April 30, 2018
	R6	0.75%	September 17, 2014 – April 30, 2018

AQR TM Large Cap Multi-Style Fund	N	0.70%	April 1, 2015 – January 28, 2018
	I	0.45%	April 1, 2015 – January 28, 2018
	R6	0.35%	April 1, 2015 – January 28, 2018

AQR TM Small Cap Multi-Style Fund	N	0.90%	April 1, 2015 – January 28, 2018
	I	0.65%	April 1, 2015 – January 28, 2018
	R6	0.55%	April 1, 2015 – January 28, 2018

AQR TM International Multi-Style Fund	N	0.85%	April 1, 2015 – January 28, 2018
	I	0.60%	April 1, 2015 – January 28, 2018
	R6	0.50%	April 1, 2015 – January 28, 2018

AQR TM Emerging Multi-Style Fund	N	1.00%	April 1, 2015 – January 28, 2018
	I	0.75%	April 1, 2015 – January 28, 2018
	R6	0.65%	April 1, 2015 – January 28, 2018

AQR Style Premia Alternative II Fund	N	1.60%	[ ] – April 30, 2018
	I	1.35%	[ ] – April 30, 2018
	R6	1.25%	[ ] – April 30, 2018

AQR Large Cap Relaxed Constraint Equity Fund	N	1.05%	December 14, 2016 – January 28, 2018
	I	0.80%	December 14, 2016 – January 28, 2018
	R6	0.70%	December 14, 2016 – January 28, 2018

AQR Small Cap Relaxed Constraint Equity Fund	N	1.25%	December 14, 2016 – January 28, 2018
	I	1.00%	December 14, 2016 – January 28, 2018
	R6	0.90%	December 14, 2016 – January 28, 2018

AQR International Relaxed Constraint Equity Fund	N	1.20%	December 14, 2016 – January 28, 2018
	I	0.95%	December 14, 2016 – January 28, 2018
	R6	0.85%	December 14, 2016 – January 28, 2018

AQR Emerging Relaxed Constraint Equity Fund	N	1.40%	December 14, 2016 – January 28, 2018
	I	1.15%	December 14, 2016 – January 28, 2018
	R6	1.05%	December 14, 2016 – January 28, 2018

AQR Alternative Risk Premia	N	1.65%	[ ] – April 30, 2019
	I	1.40%	[ ] – April 30, 2019
	R6	1.30%	[ ] – April 30, 2019

Dormant Funds

AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011

AQR Emerging Markets Fund	N	1.60%	March 31, 2010 - April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 - April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010

AQR Equity Plus Fund	N	1.60%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010

AQR Small Cap Core Fund	N	1.40%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010

AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 - April 30, 2010
	I	1.20%	March 31, 2010 - April 30, 2010

AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014